UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________________________________________________________________________________

Date of Report (Date of earliest event reported): February 12, 2014

IZEA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-167960	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 N. Orlando Avenue, Suite 200 Winter Park, Florida	32789
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR     240.13e-4(c))

CURRENT REPORT ON FORM 8-K
IZEA, Inc.
February 12, 2014

Item 1.01.	Entry into a Material Definitive Agreement.
On February 12, 2014, we entered into a Purchase Agreement for the issuance and sale of 34,285,728 shares of our common stock, at a purchase price of $0.35 per share, to a number of institutional and other accredited investors in a private placement. As part of the private placement, we also agreed to issue to investors warrants to purchase up to 17,142,864 shares of our common stock at an exercise price of $0.35 per share and warrants to purchase up to another 17,142,864 shares of our common stock at an exercise price of $0.50 per share. The warrants will expire five years after the date on which they are issued.
In connection with the private placement, pursuant to the Purchase Agreement, we agreed to put in place an independent Board of Directors as defined under the Nasdaq Marketplace Rules within 180 days after the closing date, and to use our best efforts to “up-list” our stock to trade on the Nasdaq Capital Market within 24 months after the closing date. Until our shares are listed on Nasdaq, we agreed to comply with Nasdaq rules requiring the holding of annual stockholder meetings and the timely filing of proxy statements.
We expect to complete the private placement on or before February 21, 2014.
The common stock, warrants and common stock issuable upon exercise of the warrants will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued and sold in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. These securities may not be offered or sold by investors in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.
A copy of the Purchase Agreement relating to the issuance and sale of our common stock and warrants is filed herewith as Exhibit 10.1, and is incorporated herein by reference. The foregoing summary description of the Purchase Agreement is qualified in its entirety by reference to the full text of such exhibit.
On February 12, 2014, we issued a press release announcing our entering into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement, dated as of February 12, 2014, by and among IZEA, Inc. and the Investors.
99.1	Press Release issued by IZEA, Inc. on February 12, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA, INC.

Date: February 19, 2014	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy President and Chief Executive Officer